UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 11, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events

FutureWorld announces today that it will file form 15c211 with FINRA to become eligible to trade on OTCBB. The filing will begin after our annual audited financial due on Monday July 14th. The decision was based on current OTCMarket policies. The OTCBB filing will allow us a path to an eventual up-list to NASDAQ.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2014, FutureWorld Energy, Inc., a Delaware corporation (the “Company”), filed an amendment to its Articles of Incorporation (the “Amended Certificate”) with the Delaware Secretary of State to change the Company’s corporate name from FutureWorld Energy, Inc. to FutureWorld Corp. The name change effected by the Amended Certificate was effective as of June 11, 2014. Due to delay on the part of Delaware State Corporate office, we didn’t receive the name change confirmation until recently.

The Company’s Board of Directors had previously adopted and stockholders holding a majority of the Company’s outstanding voting shares had approved the name change by written consent. The Company has notified the Financial Industry Regulatory Authority (FINRA) of its name change with no change to its trading symbol. The Company is awaiting notification from FINRA as to the effectiveness of the name change. No action is required by FutureWorld shareholders.

A copy of the Amended Certificate is attached hereto as Exhibit 3.1 and incorporated herein in its entirety by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

3.1            Certificate of Amendment to Articles of Incorporation of FutureWorld Energy, Inc., changing its name to FutureWorld Corp, effective June 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.
/s/ Sam Talari
Sam Talari
Principal Executive Officer
Dated:  July 11, 2014